Exhibit 99.1 March 2019 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History


Dixie
Mercerizing Company

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 18% of sales – Top 100 carpet customers • 32% of sales 4

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 5

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 • “The housing market 800 6,000 is obviously very sensitive to mortgage 750 rates. Softer sales in December reflected 700 5,500 consumer search 650 processes and contract signing 600 5,000 activity in previous months when 550 mortgage rates were 500 4,500 higher than today. Now, with mortgage 450 rates lower, some revival in home sales 400 4,000 is expected going 350 into spring.” Lawrence Yun 300 3,500 Chief Economist Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 National Association of Realtors January 30, 2019 6 Source: National Association of Realtors (existing) and census.gov/newhomesales

Residential and Commercial Fixed Investment 7

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 8

2017 U.S. Flooring Manufacturers Flooring $ in Flooring Market Carpet & Rug Leaders millions % Shaw (Berkshire Hathaway) 4,642 20.9% Mohawk (MHK) 5,190 23.3% Engineered Floors (Private, Bought Beaulieu 10-2017, sales combined) 885 4.0% Interface (TILE) 516 2.3% Dixie (DXYN) 365 1.6% Imports & All Others 10,664 47.9% U.S. Carpet & Rug Market 22,262 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9

Dixie versus the Industry 2018 2018 U.S. Carpet & Rug Market of Dixie sales $10.6 billion High End Commercial, 26% Commercial, 43% High End Residential, 57% Residential, 74% Source: Floor Covering Weekly and Dixie Group estimate 10

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 13

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for 2018 Fabrica Masland Dixie Home 14

Dixie Group High-End Residential Sales All Brands Sales by Channel for 2018 Specialty - OEM Commercial Builder Mass Merchant Retailer Designer The company believes that a significant portion of retail sales also involve a designer. 15

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie Home provides a "full line" to retailers
  - Sells specialty and mass merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® PetProtect ® Fiber Technology

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• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 22% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Began shipment of Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas products – Designer driven focused on the fashion oriented market space • Our Masland Contract products – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and Atlas Masland Contract sales forces – Designers and select commercial retailers 19

• “The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • Atlas | Masland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment.” – as quoted by David Hobbs, President of Atlas | Masland Contract 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Sales by Channel for 2018 Other Hospitality Health Care Gov't Store Planning Education Corporate Channels: Interior Design Specifier and Commercial End User 22

Dixie Group Sales $ in millions Net Sales 450 422 412 407 397 405 400 345 350 331 321 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 *2016 had 53 weeks. 23

Sales & Operating Income
$ in millions

THE DIXIE GROUP

Annual	Y 2011	Y 2012	Y 2013	Y 2014	Y 2015	Y 2016	Y2017	Y2018
Net Sales	270	266	344	407	422	397	412	405
Net Income (Loss)	1.0	(0.9)	5.3	(1.4)	(2.4)	(5.3)	(9.6)	(21.4)
Operating Income	5.7	1.8	8.9	(5.2)	2.0	(3.4)	4.0	(15.6)
Non-GAAP Adjusted Op. Income	5.1	3.5	16.4	4.7	4.9	(2.0)	4.6	(1.1)
EBITDA	14.8	11.2	18.7	16.9	15.9	10.0	16.6	(3.1)
Non-GAAP Adjusted EBITDA	14.5	13.2	26.5	17.7	19.0	11.5	17.5	11.4

Quarterly	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales	97.5	107.2	102.7	105.1	98.9	106.4	101.6	98.2
Net Income (Loss)	(0.6)	1.1	(0.6)	(9.5)	(2.9)	(1.8)	(3.0)	(13.7)
Operating Income	0.6	3.2	0.8	(0.6)	(1.5)	(0.2)	(1.2)	(12.8)
Non-GAAP Adjusted Op. Income	0.6	3.2	0.8	0.0	(1.3)	2.0	0.7	(2.4)
EBITDA	3.8	6.2	4.0	2.7	1.6	3.0	1.9	(9.5)
Non-GAAP Adjusted EBITDA	3.8	6.3	4.0	3.4	1.8	5.0	3.8	0.8

Change Year over Year	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales	8.3	1.9	2.4	2.5	1.3	(0.7)	(1.1)	(6.9)
Net Sales % Change	9.3%	1.8%	2.3%	2.4%	1.4%	-0.7%	-1.1%	-6.6%
Net Income (Loss)	4.2	(0.6)	(1.1)	(6.8)	(2.3)	(2.9)	(2.4)	(4.2)
Operating Income	6.5	(0.2)	(1.1)	2.3	(2.1)	(3.3)	(1.9)	(12.2)
Non-GAAP Adjusted Op. Income	5.1	(0.6)	(1.1)	3.3	(1.9)	(1.2)	(0.1)	(2.5)
EBITDA	6.2	(0.6)	(1.3)	2.4	(2.2)	(3.3)	(2.1)	(12.2)
Non-GAAP Adjusted EBITDA	4.8	(0.8)	(1.3)	3.3	(2.0)	(1.4)	(0.2)	(2.5)

Note: 2011 and 2016 have 53 operating weeks, all other periods had 52 operating weeks

Note: Non-GAAP reconciliation starting on slide 27

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Current Business Conditions 2019 Initiatives • We consolidated our two commercial brands into Atlas | Masland Contract, under one management, sharing operations in marketing, product development, manufacturing, and consolidation of sales forces. • We are progressing with our Profit Improvement Plan and anticipate the bulk of the savings to be in place by the third quarter of 2019. • We launched TruCor, an SPC Luxury Vinyl Flooring Line, in early 2019. • We have placed over 2,200 displays of Stainmaster PetProtect® and TruCor luxury vinyl flooring through our Masland and Dixie Home residential brands. • We began shipment of our new EnVision 6,6™ soft floorcovering collection. This Dixie Home product line consist of nicely styled carpet products at moderate price points to reach a wider range of consumers. • We are pleased with our newly revamped Masland eNergy™ main street commercial product line. Our eNergy™ products are well styled and utilize type 6,6 nylon, to meet the requirements for commercial applications. • Our floorcovering sales for the first 9 weeks of the quarter are down high- single digits versus the same period in 2018. Our orders, however, are only slightly behind compared to this same period last year. 25

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 27

Non-GAAP Information

THE DIXIE GROUP

Non-GAAP Gross Profit	Twelve Months Ended 2011	2012	2013	2014	2015	2016	2017	2018
Net Sales	270,110	266,372	344,374	406,588	422,484	397,453	412,462	405,033
Gross Profit	65,506	65,372	85,569	95,497	106,231	95,425	101,213	86,991
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	450
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	2,701
Plus: Business integration expense	-	1,383	4,738	445	-	-	-	-
Plus: Amortization of inventory step up	-	-	367	606	-	-	-	-
Non-GAAP Adj. Gross Profit (Note 1)	65,506	66,755	90,674	96,548	106,231	95,425	101,213	90,142
Gross Profit as % of Net Sales	24.3%	24.5%	24.8%	23.5%	25.1%	24.0%	24.5%	21.5%
Non-GAAP Adj. Gross Profit % of Net Sales	24.3%	25.1%	26.3%	23.7%	25.1%	24.0%	24.5%	22.3%

Non-GAAP S,G&A	2011	2012	2013	2014	2015	2016	2017	2018
Net Sales	270,110	266,372	344,374	406,588	422,484	397,453	412,462	405,033
Selling and Administrative Expense	60,667	63,489	76,221	93,182	100,422	96,983	96,171	92,472
Plus: Business integration expense	-	-	(1,706)	(1,429)	-	-	-	-
Less: Acquisition expenses	-	(318)	(350)	(789)	-	-	-	-
Non-GAAP Adj. Selling and Admin. Expense	60,667	63,171	74,164	90,964	100,422	96,983	96,171	92,472
S,G&A as % of Net Sales	22.5%	23.8%	22.1%	22.9%	23.8%	24.4%	23.3%	22.8%
Non-GAAP S,G&A as % of Net Sales (Note 2)	22.5%	23.7%	21.5%	22.4%	23.8%	24.4%	23.3%	22.8%

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Non-GAAP Operating Income	2011	2012	2013	2014	2015	2016	2017	2018
Net Sales	270,110	266,372	344,374	406,588	422,484	397,453	412,462	405,033
Operating income (loss)	5,668	1,815	8,855	(5,236)	1,990	(3,415)	3,965	(15,624)
Plus: Acquisition expenses	-	318	350	789	-	-	-	-
Plus: Amortization of inventory step up	-	-	367	606	-	-	-	-
Plus: Business integration expense	-	1,383	6,616	1,874	-	-	-	-
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	450
Plus: Legal Settlement	-	-	-	-	-	-	-	1,514
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	2,701
Plus: Profit improvement plans	(563)	-	-	5,514	2,946	1,456	636	3,167
Plus: Impairment of assets	-	-	195	1,133	-	-	-	1,164
Plus: Impairment of goodwill and intangibles	-	-	-	-	-	-	-	5,545
Non-GAAP Adj. Operating Income (Loss) (Note 3)	5,105	3,516	16,384	4,681	4,936	(1,959)	4,601	(1,083)
Operating income as % of net sales	2.1%	0.7%	2.6%	-1.3%	0.5%	-0.9%	1.0%	-3.9%
Adjusted operating income as a % of net sales	1.9%	1.3%	4.8%	1.2%	1.2%	-0.5%	1.1%	-0.3%

Non-GAAP Income from Continuing Operations	2011	2012	2013	2014	2015	2016	2017	2018
Net income (loss) as reported	986	(927)	5,291	(1,402)	(2,426)	(5,278)	(9,555)	(21,384)
Less: (Loss) from discontinued, net tax	(286)	(275)	(266)	(2,075)	(148)	(71)	(233)	95
Income (loss) from Continuing Operations	1,272	(653)	5,557	673	(2,278)	(5,207)	(9,323)	(21,479)
Plus: Acquisition expenses	-	318	350	789	-	-	-	-
Plus: Amortization of inventory step up	-	-	367	606	-	-	-	-
Less: Gain on purchase of business	-	-	-	(11,110)	-	-	-	-
Plus: Business integration expense	-	1,383	6,616	1,874	-	-	-	-
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	450
Plus: Legal Settlement	-	-	-	-	-	-	-	1,514
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	2,701
Plus: Profit improvement plans	(563)	-	-	5,514	2,946	1,456	636	3,167
Plus: Impairment of assets	-	-	195	1,133	-	-	-	1,164
Plus: Impairment of goodwill and intangibles	-	-	-	-	-	-	-	5,545
Plus: Tax effect of above	214	(646)	(2,861)	453	(1,119)	(553)	(242)	-
Plus: Tax credits, rate change and valuation allowance	-	-	(1,847)	-	-	-	8,169	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4)	923	402	8,377	(68)	(451)	(4,304)	(759)	(6,938)
Adj diluted EPS from Cont. Op's	0.07	0.03	0.65	(0.00)	(0.03)	(0.28)	(0.05)	(0.44)
Wt'd avg. common shares outstanding - diluted	12,623	12,638	12,852	14,382	15,536	15,638	15,699	15,764

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Non-GAAP EBIT and EBITDA	2011	2012	2013	2014	2015	2016	2017	2018
Net income (loss) as reported	986	(927)	5,291	(1,402)	(2,426)	(5,278)	(9,555)	(21,384)
Less: (Loss) from discontinued, net tax	(286)	(275)	(266)	(2,075)	(148)	(71)	(233)	95
Plus: Taxes	684	(401)	(576)	1,055	(714)	(3,622)	7,510	(831)
Plus: Interest	3,470	3,146	3,756	4,301	4,935	5,392	5,740	6,490
Non-GAAP Adjusted EBIT (Note 5)	5,426	2,092	8,737	6,029	1,943	(3,437)	3,927	(15,820)
Plus: Depreciation and amortization	9,650	9,396	10,263	12,908	14,120	13,515	12,947	12,653
Non-GAAP EBITDA from Cont Op	15,075	11,488	18,999	18,937	16,063	10,078	16,874	(3,167)
Plus: Acquisition expenses	-	318	350	789	-	-	-	-
Plus: Amortization of inventory step up	-	-	367	606	-	-	-	-
Less: Gain on purchase of business	-	-	-	(11,110)	-	-	-	-
Plus: Business integration expense	-	1,383	6,616	1,874	-	-	-	-
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	450
Plus: Legal Settlement	-	-	-	-	-	-	-	1,514
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	2,701
Plus: Profit improvement plans	(563)	-	-	5,514	2,946	1,456	636	3,167
Plus: Impairment of assets	-	-	195	1,133	-	-	-	1,164
Plus: Impairment of goodwill and intangibles	-	-	-	-	-	-	-	5,545
Non-GAAP Adj. EBITDA (Note 5)	14,512	13,189	26,528	17,743	19,009	11,534	17,510	11,374
Non-GAAP Adj. EBITDA as % of Net Sales	5.4%	5.0%	7.7%	4.4%	4.5%	2.9%	4.2%	2.8%
Management estimate of severe weather (not in above)	-	-	-	1,054	-	-	-	-

Non-GAAP Free Cash Flow	2011	2012	2013	2014	2015	2016	2017	2018
Non-GAAP Adjusted EBIT (from above)	5,426	2,092	8,737	6,029	1,943	(3,437)	3,927	(15,820)
Times: 1 - Tax Rate = EBIAT	3,364	1,297	5,417	3,738	1,205	(2,131)	2,435	(15,820)
Plus: Depreciation and amortization	9,650	9,396	10,263	12,908	14,120	13,515	12,947	12,653
Plus: Non Cash Impairment of Assets, Goodwill	-	-	195	1,133	-	-	-	6,709
Minus: Net change in Working Capital	9,589	10,786	17,714	11,546	(1,970)	(16,905)	23,386	(8,578)
Non-GAAP Cash from Operations	3,425	(93)	(1,839)	6,234	17,295	28,289	(8,004)	12,120
Minus: Capital Expenditures	6,735	4,052	13,257	32,825	12,230	5,331	13,582	4,441
Minus: Business / Capital acquisitions	-	6,961	1,863	9,331	-	-	-	-
Non-GAAP Free Cash Flow (Note 6)	(3,310)	(11,106)	(16,959)	(35,922)	5,065	22,958	(21,586)	7,679

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